UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2007

JMG EXPLORATION, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

001-32438 (Commission File Number)	20-1373949 (IRS Employer Identification No.)

2200, 500–4th Avenue S.W.
Calgary, Alberta Canada T2P 2V6
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:   (403) 537-3250

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

(a)

On January 16, 2006 (the "Notification Date"), the Corporation notified it's certifying  accountant, Ernst & Young LLP ("E&Y"), that it would not be reappointed as the Corporation's auditors for the fiscal year ending December 31, 2006.  The report of E&Y for the twelve month period ended December 31, 2005, for the period from the date of incorporation on July 16, 2004 to December 31, 2005 and for the period from the date of incorporation on July 16, 2004 to December 31, 2004 did not contain an adverse opinion or disclaimer of opinion and was not modified as to uncertainty, audit scope or accounting principles. The decision to change accountants was approved by the Audit Committee and the Board of the Corporation.

During the Corporation's two prior fiscal years and the period from December 31, 2006 through the Notification Date, there have been no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference to the subject matter of the disagreement in connection with their reports on the Corporation's financial statements. In addition, for the same periods, there have been no reportable events (as defined in Regulation S-K Item 304 (a)(1)(v)).

The Registrant provided E&Y with a copy of this Current Report on Form 8-K  prior to its filing with the Securities and Exchange Commission (the "SEC") and requested that E&Y furnish a letter addressed to the SEC stating whether or not E&Y agrees with the statements noted above. A copy of E&Y’s letter, dated January 19, 2007 , is filed as Exhibit 16.1 hereto.

(b)

The Corporation engaged Hein and Associates, LLP (“Hein”) as the company's certifying accountant for the year ending December 31, 2006. The Company has not consulted with Hein during the last two fiscal years ended December 31, 2005 and 2006 or during any subsequent period preceding this report on: (a) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Corporation's financial statements and either written or oral advice was provided that was an important factor considered by the Corporation in reaching a decision as to the accounting, auditing or financial reporting issue; or (b) or any matter that was either the subject of a "disagreement" or "event" as those terms are described in Item 304(a)(1) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.

Exhibit Description

16.1

Letter of Ernst & Young LLP to the Securities and Exchange Commission regarding change in independent registered public accounting firms

SIGNATURES

In accordance with the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JMG EXPLORATION, INC. (Registrant)

Dated: January 22, 2007	By: /s/ Marcia Johnston Name: Marcia Johnston Title: General Counsel